Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets
Goodwill
In conjunction with the Alphabet reorganization we are implementing a new operating structure. Consequently, beginning in the fourth quarter of 2015, we have multiple operating segments and reporting units, representing the individual businesses run separately under the Alphabet structure. Refer to Note 16 for further information. In conjunction with the changes to reporting units, we allocated goodwill to each reporting unit based on their relative fair values. The changes in the carrying amount of goodwill allocated to our disclosed segments for the years ended December 31, 2014 and 2015 were as follows (in millions):

	Google	Other Bets	Total Consolidated
Balance as of December 31, 2013	$11,492	$—	$11,492
Acquisitions	4,208	—	4,208
Dispositions	(43)	—	(43)
Foreign currency translation and other adjustments	(58)	—	(58)
Balance as of December 31, 2014	$15,599	$—	$15,599
Acquisitions	139	—	139
Foreign currency translation and other adjustments	(71)	—	(71)
Allocation in the fourth quarter of 2015	(416)	416	—
Acquisitions	201	4	205
Foreign currency translation and other adjustments	4	(7)	(3)
Balance as of December 31, 2015	$15,456	$413	$15,869

Other Intangible Assets
Information regarding our purchased intangible assets is as follows (in millions):

	As of December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Patents and developed technology	$6,547	$2,513	$4,034
Customer relationships	1,410	1,168	242
Trade names and other	696	365	331
Total	$8,653	$4,046	$4,607

	As of December 31, 2015
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Patents and developed technology	$6,592	$3,213	$3,379
Customer relationships	1,343	1,201	142
Trade names and other	795	469	326
Total	$8,730	$4,883	$3,847

Patents and developed technology, customer relationships, and trade names and other have weighted-average useful lives from the date of purchase of 7.8 years, 6.0 years, and 5.4 years, respectively. Amortization expense relating to our purchased intangible assets was $1,011 million, $1,079 million, and $892 million for the years ended December 31, 2013, 2014, and 2015.
During the year ended December 31, 2014, we recorded an impairment charge in other cost of revenues of $378 million related to a patent licensing royalty asset acquired in connection with the Motorola acquisition, which we retained subsequent to the sale of Motorola Mobile. The asset was determined to be impaired due to prolonged decreased royalty payments and unpaid interest owed and was written down to its fair value. Fair value was determined based on a discounted cash flow method and reflects estimated future cash flows associated with the patent licensing royalty asset at the measurement date and falls within level 3 in fair value hierarchy. Impairments of intangible assets were not material for the year ended December 31, 2015.
As of December 31, 2015, expected amortization expense for our purchased intangible assets for each of the next five years and thereafter was as follows (in millions):

2016	$806
2017	724
2018	637
2019	528
2020	434
Thereafter	718
$3,847